SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2002


                              DIANON Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                  000-19392             06-1128081
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


 200 Watson Boulevard, Stratford, Connecticut              06615
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   (Address of Principal Executive Offices)              (Zip Code)


 Registrant's telephone number, including area code:   (203) 381-4000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        As a result of discussions with Institutional Shareholder Services, DIANON Systems, Inc. has determined to amend its 2002 Stock Incentive Plan. The plan, which has been submitted to stockholders for approval at the Company's July 30, 2002 annual meeting, will be amended to provide that, without the prior approval of the Company's stockholders, options issued under the plan will not be repriced by lowering the option exercise price of a previously granted award, or by cancellation of outstanding options with subsequent replacement at a lower exercise price within a six month period.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits: The following documents are filed as exhibits to this report:

        99.1          Letter to Institutional Shareholder Services, dated
                      July 19, 2002.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIANON Systems, Inc.

                                             /s/ David R. Schreiber
Date:  July 19, 2002                         --------------------------------
                                             Name:  David R. Schreiber
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX


      99.1    Letter to Institutional Shareholder Services, dated July 19, 2002.